SUPPLEMENT TO THE ADMINISTRATOR CLASS PROSPECTUS

OF

  WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS (the “Funds”)

Effective immediately, the following footnote is added to “Total Annual Fund Operating Expenses After Fee Waiver” in the table entitled “Annual Fund Operating Expenses” in the prospectus for each Fund:

Effective May 31, 2013, the Adviser has committed through June 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver as follows:

Target Today	0.65%	Target 2025	0.70%	Target 2045	0.72%
Target 2010	0.67%	Target 2030	0.71%	Target 2050	0.72%
Target 2015	0.68%	Target 2035	0.72%	Target 2055	0.72%
Target 2020	0.70%	Target 2040	0.72%

Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After June 30, 2014, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

September 12, 2012                                                                                         TDAM092/P603SP